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Exhibit 21.1

Washington Prime Group Inc.
List of Subsidiaries
As of December 31, 2014

Subsidiary	Jurisdiction
Washington Prime Acquisition, LLC	Indiana
Washington Prime Group, L.P.	Indiana
Washington Prime Management Associates, LLC	Indiana
WPG Management Associates, Inc.	Indiana
WPG Subsidiary Holdings I, LLC	Maryland
WPG Subsidiary Holdings II, Inc.	Delaware
Arbor Walk Mall, LLC	Delaware
Arboretum Mall, LLC	Indiana
Bloomingdale Court, LLC	Delaware
Bowie Mall Company, LLC	Delaware
Boynton Beach Mall, LLC	Indiana
Brunswick Square Mall, LLC	Delaware
C.C. Altamonte Joint Venture	Indiana
C.C. Ocala Joint Venture	Indiana
C.C. Westland Joint Venture	Indiana
Canyon View Marketplace, LLC	Delaware
Charlottesville Fashion Square, LLC	Delaware
Charlottesville Lease Tract, LLC	Delaware
Chautauqua Mall, LLC	Indiana
Chesapeake—JCP Associates Ltd.	Virginia
Chesapeake Center, LLC	Indiana
Chesapeake Mall, LLC	Delaware
Chesapeake Theater, LLC	Delaware
Clay Terrace Partners, LLC	Delaware
Coral Springs Joint Venture	Indiana
CT Partners, LLC	Indiana
Dare Center, LLC	Indiana
Downeast Associates Limited Partnership	Connecticut
Edison Mall, LLC	Indiana
Empire East, LLC	Delaware
Fairfax Court Limited Partnership	Indiana
Fairfield Town Center, LLC	Indiana
Forest Mall, LLC	Delaware
Forest Plaza, LLC	Delaware
Gaitway Plaza, LLC	Delaware
Gateway Square, LLC	Indiana
Greenwood Plus Center, LLC	Indiana
Gulf View Square, LLC	Indiana
Highland Lakes Center, LLC	Delaware
Keystone Shoppes, LLC	Indiana
KI—Henderson Square Associates, L.P.	Pennsylvania
KI—Henderson Square Associates, LLC	Pennsylvania
KI—Whitemak Associates, LLC	Pennsylvania
Knoxville Center, LLC	Delaware
Lakeline Plaza, LLC	Delaware
Lakeline Village, LLC	Indiana
Lakeview Plaza (Orland), LLC	Delaware

Subsidiary	Jurisdiction
Lima Center, LLC	Indiana
Lincoln Crossing, LLC	Indiana
Lincolnwood Town Center, LLC	Delaware
Lindale Mall, LLC	Delaware
Mall at Cottonwood, LLC	Delaware
Mall at Great Lakes, LLC	Delaware
Mall at Irving, LLC	Indiana
Mall at Jefferson Valley, LLC	Indiana
Mall at Lake Plaza, LLC	Indiana
Mall at Lima, LLC	Indiana
Mall at Longview, LLC	Indiana
Mall at Valle Vista, LLC	Delaware
Maplewood Mall, LLC	Indiana
Marketplace at Concord Mills, LLC	Delaware
Markland Mall, LLC	Delaware
Markland Plaza, LLC	Indiana
Martinsville Plaza, LLC	Indiana
Masterventure Limited Partnership	Indiana
Matteson Plaza, LLC	Indiana
Melbourne Square, LLC	Indiana
MOG Crossing, LLC	Delaware
MSA/PSI Altamonte Limited Partnership	Indiana
MSA/PSI Ocala Limited Partnership	Indiana
MSA/PSI Westland Limited Partnership	Indiana
Muncie Mall, LLC	Delaware
Muncie Plaza, LLC	Delaware
North Ridge Shopping Center, LLC	Delaware
Northlake Mall, LLC	Delaware
Northwoods Ravine, LLC	Delaware
Northwoods Shopping Center, LLC	Indiana
Oak Court Mall, LLC	Delaware
Orange Park Mall, LLC	Indiana
Paddock Mall, LLC	Indiana
Palms Crossing II, LLC	Delaware
Palms Crossing Town Center, LLC	Delaware
Plaza at Buckland Hills, LLC	Delaware
Plaza at Countryside, LLC	Indiana
Plaza at New Castle, LLC	Indiana
Plaza at Northwood, LLC	Indiana
Plaza at Tippecanoe, LLC	Indiana
Port Charlotte—JCP Associates, Ltd.	Florida
Port Charlotte Land LLC	Delaware
Port Charlotte Mall LLC	Delaware
Richardson Square, LLC	Indiana
Richmond Town Square Mall, LLC	Delaware
River Oaks Center, LLC	Indiana
Rockaway Town Court, LLC	Indiana
Rockaway Town Plaza, LLC	Indiana
Rolling Oaks Mall, LLC	Delaware
Royal Eagle Limited Partnership	Indiana
Sanford Investors	Florida
Seminole Towne Center Limited Partnership	Indiana
Seminole-TRS Mall Limited Partnership	Indiana

Subsidiary	Jurisdiction
SEM-TRS Peripheral Limited Partnership	Indiana
Shops at Northeast Mall, LLC	Indiana
Simon MV, LLC	Delaware
SM Mesa Mall, LLC	Delaware
SM Rushmore Mall, LLC	Delaware
SM Southern Hills Mall, LLC	Delaware
Southern Park Mall, LLC	Indiana
SPG Anderson Mall, LLC	Delaware
SPG Seminole, LLC	Delaware
St. Charles Towne Plaza, LLC	Delaware
St. Charles TP Finance, LLC	Delaware
Sunland Park Mall, LLC	Indiana
The Square at Charles Towne, LLC	Indiana
Topeka Mall Associates, L.P.	Indiana
Town Center at Aurora, LLC	Delaware
Towne West Square, LLC	Delaware
University Park Mall CC, LLC	Delaware
University Town Plaza, LLC	Indiana
Village Developers Limited Partnership	Indiana
Village Park Plaza, LLC	Delaware
Villages at MacGregor, LLC	Indiana
Virginia Center Commons, LLC	Indiana
Washington Plaza, LLC	Indiana
Waterford Lakes Town Center, LLC	Indiana
West Ridge Mall, LLC	Delaware
West Town Corners, LLC	Delaware
Westminster Mall, LLC	Delaware
White Oaks Plaza, LLC	Delaware
Whitemak Associates	Pennsylvania
WPG Rockaway Commons, LLC	Indiana
WPG Wolf Ranch, LLC	Indiana

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  Exhibit 21.1
Washington Prime Group Inc. List of Subsidiaries As of December 31, 2014